UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

current report

pursuant to section 13 or 15(D)

of the securities exchange act of 1934

Date of Report (Date of earliest event reported): April 10, 2026

Bayview Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41890	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 Lexington Ave, Suite 2446

New York, NY 10170

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (347) 627-0058

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	BAYAU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	BAYA	The Nasdaq Stock Market LLC
Rights, each right entitling the holder thereof to one-tenth of one ordinary share	BAYAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 10, 2026, Bayview Acquisition Corp, a Cayman Islands exempted corporation (the “Company”), held its annual general meeting of shareholders (the “Annual Meeting”). All matters submitted for approval by the Company’s shareholders, as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 23, 2026, were approved. The number of shares entitled to vote at the Annual Meeting was 2,738,292, representing the number of shares outstanding as of March 2, 2026, the record date for the Annual Meeting. The holders of 2,274,294 shares were present at the Annual Meeting either in person or by proxy, representing 83.05% of the shares entitled to vote at the Annual Meeting.

The results of each matter voted on were as follows:

1.	Director Election—The re-election of John Joseph DeVito, as a Class I (as defined in the memorandum and articles of association of the Company) director of the Company, for a three-year term expiring at the Company’s 2029 Annual Meeting or until such director’s earlier death, resignation, disqualification or removal.

FOR		AGAINST		ABSTAIN		BROKER NON-VOTE
Number	%	Number	%	Number	%	Number	%
2,184,194	79.76	0		0	0	90,100	3.29

2.	Auditor Appointment—The ratification of the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

FOR		AGAINST		ABSTAIN		BROKER NON-VOTE
Number	%	Number	%	Number	%	Number	%
2,274,294	83.05	0		0	0	n/a	n/a

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYVIEW ACQUISITION CORP

Date: April 14, 2026	By:	/s/ Xin Wang
	Name:	Xin Wang
	Title:	Chief Executive Officer

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